LONG-TERM DEBT (Schedule of Minimum Future Lease Payments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Long-Term Debt [Abstract]
Capital leases future minimum payments due in one year	$ 178
Capital leases future minimum payments due in two years	1,050
Capital leases future minimum payments due, total	1,228
Less imputed interest	(251)
Present value of net minimum capital lease payments	$ 977